Exhibit 32

                                 CERTIFICATIONS

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of AVP, Inc. ("AVP") does hereby certify, to such officer's knowledge, that AVP's Quarterly Report on Form 10-QSB for the quarter ended January 31, 2005 fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in such report fairly presents, in all material respects, AVP's financial condition and results of operations.

Dated:  March 22, 2005           By:  /s/ Leonard Armato
                                      -------------------------------------
                                      Leonard Armato, Chairman
                                      and Chief Executive Officer


                                 By:  /s/ Andrew Reif
                                      -------------------------------------
                                      Andrew Reif, Chief Operating Officer
                                      and Principal Financial Officer